Exhibit 10.28

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRVIATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].”

AMENDMENT NO. 3 TO GLOBAL CO-DEVELOPMENT

AND COLLABORATION AGREEMENT

THIS AMENDMENT NO. 3 TO GLOBAL CO-DEVELOPMENT AND COLLABORATION AGREEMENT (this “Amendment”), dated as of November 18, 2021 (the “Amendment Effective Date”), is among BioAtla, Inc., a Delaware corporation (“BioAtla”), BeiGene, Ltd., a Cayman Islands corporation (“BeiGene Cayman”), and BeiGene Switzerland GmbH, a company organized under the laws of Switzerland having an address of c/o VISCHER AG, Aeschenvorstadt 4, 4051 Basel, Switzerland (“BeiGene Switzerland”) (BeiGene Cayman and BeiGene Switzerland together, “BeiGene”). BioAtla and BeiGene are each referred to as a “Party” and collectively as the “Parties”.

Background

A. WHEREAS, (i) BioAtla and BeiGene entered into that certain Global Co-Development and Collaboration Agreement, dated as of April 8, 2019, as amended by that certain Amendment No. 1 to the Global Co-Development and Collaboration Agreement, dated December 24, 2019 (the “Amendment No. 1”), and that certain Amendment No. 2 to the Global Co-Development and Collaboration Agreement, dated October 5, 2020 (the “Amendment No. 2”) (collectively, the “Collaboration Agreement”).

B. WHEREAS, the Parties now desire (i) to amend the Collaboration Agreement, (ii) to provide for the conveyance, as described below, of rights in certain intellectual property, data and tangible and intangible materials from BeiGene to BioAtla relating to the Candidate and Product, which was researched and developed under the Collaboration Agreement; and (iii) for BioAtla to make certain payments to BeiGene in consideration for the rights transferred to BioAtla hereunder in the event of additional development and commercialization of the Candidate or Product.

Terms

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements of the Parties contained in this Amendment, the Parties hereby agree as follows:

1. DEFINITIONS.

As used in this Amendment, the following terms (and their correlatives) have the meanings set forth in this Section 1(and, for clarity, the definitions of “Net Sales” and “Selling Party” and “Product Data” shall be amended and replaced as set forth in this Amendment). Any other capitalized terms that are not otherwise defined herein shall have the meanings ascribed to such terms in the Collaboration Agreement, and any amendments thereto.

1.1 “Net Sales” means, with respect to any Product, the gross amounts invoiced by BioAtla, its Affiliates, Licensee Partners and assignees (each, a “Selling Party”) to Third Parties (that are not Licensee Partners) for sales or other commercial dispositions of such Product, less the following deductions actually incurred, allowed, paid, accrued or specifically allocated in its financial statements and calculated in accordance with the Accounting Standards as consistently applied, for:

(a) Discounts [***] coupons, [***] price [***] granted [***], purchasers, [***] and group [***] or [***];

(b) [***], if any, [***] sold [***] in connection with [***] by reason of [***] is thereafter paid, [***]during which it is paid;

(c) [***] similar allowances [***], purchasers, [***], and group[***] organizations [***] or gross sales [***] customary inventory [***] to [***] and [***];

(d) [***], freight, [***] incurred [***] in [***] to a [***]; and

(e) [***] due [***]of the [***] sales [***] [***], absorbed [***] with respect to [***] of any kind).

There should be no double counting in determining the foregoing deductions from gross amounts invoiced to calculate “Net Sales” hereunder. The calculations set forth in this definition shall be determined in accordance with Accounting Standards consistently applied.

If non-monetary consideration is received by a Selling Party for any Product in the relevant country, Net Sales will be calculated based on the average price charged for such Product during the preceding royalty period, or in the absence of such sales, the fair market value of such Product as determined by the Parties in good faith. Notwithstanding the foregoing, Net Sales shall not be imputed to transfers of a Product for use in Clinical Trials, non-clinical development activities or other development activities with respect to a Product by or on behalf of the Parties, for bona fide charitable purposes or for compassionate use or for Product samples, if no monetary consideration is received for such transfers.

Net Sales shall be determined on, and only on, the first sale by a Selling Party or any of its Affiliates or (sub)licensees to a non-(sub)licensee Third Party.

If a Product is sold as part of a Combination Product (as defined below), Net Sales will be the product of [***] calculated [***]

[***]

[***] price [***]in such [***] contained in the [***].

[***] cannot be determined [***] as described above[***], but the [***] above equation [***] reached[***] by the Parties [***] based on an [***] that takes into account, [***] and the [***] of each [***].

[***] means a [***]or more [***] that are [***] or other [***] shall be [***].

If a Product is sold by or on behalf of BioAtla, its Affiliates or Licensee Partners to any Third Party for use as a Combination Regimen where each of the Other Product(s) and such Product is sold or reimbursed at a single price (“Single Price Combination Regimen”), [***] where there is [***] above in this [***] there is not [***] and the [***] will be [***] reached [***] in question [***] into [***]and the [***] and such [***].

For purposes of this definition, “Combination Regimen” means, with respect to a Product for a given Indication, intended use of such Product for such Indication together with one or more other pharmaceutical products (the “Other Product”) as two or more entities of active ingredients in a combination therapy, [***], either (a) in a Clinical Trial for such Product for such Indication as set forth in the protocol for such Clinical Trial or (b) for commercial sale for such Indication as set forth in the approved label for such Product.

1.2 “Product Data” means all Data that relates solely to the use in the Field of a Candidate, a Product or a Companion Diagnostic that is either: (a) Controlled by a Party as of the Amendment Effective Date; or (b) generated by a Party from Collaboration Activities conducted by or on behalf of a Party under the Development Plan and, in each case, is required for any Regulatory Documentation, including an application for Regulatory Approval of a Product in the Field and in the Territory.

1.3 “Territory” means worldwide.

2. TERMINATION OF THE COLLABORATION AGREEMENT.

2.1 Termination of the Collaboration Agreement. The Parties hereby agree that the Collaboration Agreement is hereby terminated in its entirety as of the Amendment Effective Date hereof. Except as expressly provided herein, no rights or obligations under the Collaboration Agreement shall survive such termination. Notwithstanding anything to the contrary, the following provisions of the Collaboration Agreement shall survive such termination: Sections 1 (except where modified herein,) and Sections 11.1, 11.2, 11.3, 11.5 and 11.6 and Article XV (other than Sections 15.19 and 15.20).

2.2 Releases. In consideration of the covenants, agreements and undertakings of the Parties under this Amendment, each Party, on behalf of itself and its respective present and former parents, subsidiaries, Affiliates, officers, directors, shareholders, members, successors and assigns (collectively, “Releasors”) hereby releases, waives and forever discharges the other Party and its respective present and former direct and indirect, parents, subsidiaries, Affiliates, employees, officers, directors, shareholders, members, agents, Representatives, permitted successors and permitted assigns (collectively, “Releasees”) of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law, admiralty or equity (collectively, “Claims”), which any of such Releasors ever had, now have, or hereafter can, shall, or may have against any of such Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time through the Amendment Effective Date arising out of or relating to the Collaboration Agreement, including any breach thereof, except for any Claims relating to rights and obligations preserved by (including terms surviving pursuant to Section 2.1 above), created by or otherwise arising out of this Amendment.

3. HANDBACK.

3.1 Cell Line, Cell, Bank, Associated Documentation, Inventory and Manufacturing Technology. BeiGene and its Affiliates hereby transfer and assign to BioAtla all of its rights, titles and interests in and to the (i) Product cell line, (ii) Product master cell bank, (iii) process documentation, (iv) inventory of Product, and (v) Manufacturing Technology and all materials, technology and Know-How that BeiGene or its designated Affiliate received under the Collaboration Agreement, including without limitation as part of the Initial Technology Transfer and Technology Transfer pursuant to Amendment No. 2 thereto.

3.2 Agreements. BeiGene and its Affiliates hereby transfer and assign to BioAtla all of its rights, titles and interests in and to the agreements with or between BioAtla and Third Party service providers and contract manufacturers that BeiGene or its designee received under Amendment No. 2), including without limitation any such agreements as part of the Initial Technology Transfer and Technology Transfer pursuant to Amendment No. 2 thereto.

3.3 Collaboration Intellectual Property and Product Data. BeiGene and its Affiliates hereby relinquish and assign to BioAtla all rights, titles and interests in and to any Collaboration Intellectual Property and Product Data, including without limitation any Collaboration Intellectual Property and Product Data as part of the Initial Technology Transfer and Technology Transfer pursuant to Amendment No. 2 thereto.

3.4 Regulatory Transfer. BeiGene and its Affiliates hereby transfer and assign to BioAtla all rights, titles and interests in Regulatory Documentation in connection with the Collaboration Agreement, all BioAtla Know-How and any materials constituting BioAtla Know-How related to Candidates and the Products that BeiGene or its Affiliates received under the Collaboration Agreement, including without limitation any Regulatory Documentation and Regulatory Approvals as part of the Initial Technology Transfer and Technology Transfer pursuant to Amendment No. 2 thereto.

3.5 Return of Confidential Information. Pursuant to Section 11.6 of the Collaboration Agreement, each Party will promptly return to the other Party, or destroy, all of such other Party’s Confidential Information and any materials, Candidates and Products provided by or on behalf of such other Party that are in such Party’s (or its Affiliates’ or sublicensees’) possession or control immediately prior to the Amendment Effective Date, save that such Party will have the right to retain Confidential Information of the other Party solely as set forth in Sections 11.6(c) and (d) of the Collaboration Agreement.

3.6 Further Assurances. BeiGene and its Affiliates, at the request and expense of BioAtla, shall execute and deliver (or, where applicable, cause its Affiliates to execute and deliver) to BioAtla all such instruments and documents or further assurances as BioAtla may reasonably request in order to complete the assignments, conveyances, and transfers contemplated in this Amendment.

4. LICENSE; PAYMENT OBLIGATIONS.

4.1 License. With respect to the Products, notwithstanding any other transfer and conveyance under this Amendment, BeiGene hereby grants to BioAtla an exclusive (even as to BeiGene and its Affiliates), worldwide, irrevocable, royalty-bearing, freely sublicensable (through multiple tiers) license under and to the BeiGene Collaboration Intellectual Property as of the Amendment Effective Date solely to Develop, use, Manufacture, have Manufactured, offer for sale, sell, import and otherwise Commercialize such Products and Companion Diagnostics solely for use in connection with such Products.

4.2 Payment Obligations.

(a) Payment Amounts. In consideration of those handback activities to be performed by BeiGene under Article 3 and the license hereby granted by BeiGene under Section 4.1, and the other terms and conditions of this Amendment, BioAtla hereby agrees to pay to BeiGene Switzerland the following amount(s):

(i) a royalty equal to [***] of all Net Sales of (i) Products in the Territory and (ii) Companion Diagnostics that are used solely in connection with such Products in the Territory, subject to Section 4.2(b); and

(ii) a payment amount equal to [***] of all upfront and milestone consideration received by BioAtla from any and all Third Party sublicensees and Licensee Partners (as defined in the Collaboration Agreement) in connection with the Manufacture, Development, and/or Commercialization of Candidates, Products, and Companion Diagnostics that are used solely in connection with such Products; it being understood that (x) in order to avoid double-counting, none of the payments referred to in this Section 4.2(a)(ii) shall include royalty amounts based on Net Sales referred to in Section 4.2(a)(i) above, and (y) the maximum amounts payable under this Section 4.2(a)(ii) shall be [***]in the aggregate.

(b) Royalty Payment Terms. The royalties due under Section 4.2(a)(i)will be payable on a Product-by-Product and country-by-country basis on Net Sales from the First Commercial Sale of a particular Product until the latest of, on a country-by-country basis, (i) the date on which there is no longer a pending patent application Controlled by BioAtla or any of its Affiliates relating to, or a Valid Claim of [***] claiming, the use, sale, offer for sale or importation of such Product in such country, (ii) [***] after the First Commercial Sale of such Product following Regulatory Approval for such Product in such country, and (iii) expiration of regulatory exclusivity of such Product in such country.

(c) Royalty Reports; Payments. Within [***] after the end of each [***], BioAtla with respect to each Product shall provide BeiGene with a report stating the sales in units and in value of such Product made by BioAtla, its Affiliates, and Selling Parties, as applicable, on a country-by-country basis, together with the calculation of the royalties due to BeiGene, including the method used to calculate the royalties, the exchange rates used, and itemized deductions. Royalty payments payable under Section 4.2(a)(i)shall be made by BioAtla within [***] from the end of each [***] in which such payment accrues. Payments payable under Section 4.2(a)(ii) shall be made by BioAtla within [***] after BioAtla’s receipt of the applicable upfront and milestone consideration from Third Party sublicensees or Licensee Partners pursuant to Section 4.2(a)(ii).

(d) Sections 9.7, 9.8, 9.9, 9.10 and 9.11 of the Collaboration Agreement shall apply to the payments due to BeiGene pursuant to this Amendment (mutatis mutandis).

5. REPRESENTATIONS AND WARRANTIES

5.1 Representations and Warranties of Both Parties. Each Party represents and warrants to the other Party that, as of the Amendment Effective Date:

(a) such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and it has full right and authority to enter into this Amendment and to grant the licenses and other rights to the other Party as herein described;

(b) this Amendment has been duly authorized by all requisite corporate action, and when executed and delivered will become a valid and binding contract of such Party enforceable against such Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Law affecting creditors’ rights generally from time to time in effect, and to general principles of equity;

(c) the execution, delivery and performance of this Amendment does not conflict with any other agreement, contract, instrument or understanding, oral or written, to which such Party is a party, or by which it is bound, nor will it violate any applicable Laws; and

(d) all necessary consents, approvals and authorizations of all Governmental Authorities and other Persons required to be obtained by such Party in connection with the execution and delivery of this Amendment and the performance of its obligations hereunder have been obtained.

6. CONFIDENTIAL INFORMATION.

6.1 Confidentiality. For clarity, from and after the Amendment Effective Date, all documents and information relating to the Candidate or Product assigned or transferred by BeiGene to BioAtla under this Amendment will be BioAtla’s Confidential Information.

6.2 Publicity. The Parties have mutually approved the content for Form 8-K attached hereto as Exhibit Awith respect to this Amendment and to be filed by BioAtla. Either Party may make subsequent public disclosure of the contents. Subject to the foregoing, any public announcements by either Party of this Amendment shall be made in accordance with Section 11.3 of the Collaboration Agreement.

7. INDEMNIFICATION

7.1 BioAtla Indemnity. BioAtla hereby agrees to indemnify, defend and hold BeiGene and its Affiliates, and their respective employees, directors, agents and consultants, and their respective successors, heirs and assigns and representatives (“BeiGene Indemnitees”) harmless from and against all claims, liability, threatened claims, damages, expenses (including reasonable attorneys’ fees), suits, proceedings, losses or judgments, whether for money or equitable relief, of any kind, including but not limited to death, personal injury, illness, product liability or property damage or the failure to comply with applicable Law (collectively, “Losses”), arising from any Third Party claim due to (i) the Development, Commercialization (including promotion, advertising, offering for sale, sale or other disposition), transfer, importation or exportation, Manufacture, labeling, handling or storage, or use of, or exposure to, any Candidates or Products by or for BioAtla or any of its Affiliates, sublicensees, subcontractors, agents and consultants (but excluding BeiGene and its Affiliates), in each case occurring after the Amendment Effective Date; or (ii) any breach of any obligation, representation or warranty of BioAtla under this Amendment, except, in each case, to the extent that such Losses arise from (a) infringement or misappropriation of patent or other intellectual property rights or know-how by any BeiGene Indemnitees, (b) the gross negligence, recklessness or willful misconduct of any BeiGene Indemnitees, (c) any breach of any obligation, representation or warranty of BeiGene hereunder, or (d) any defects of ownership rights to or title in the assets assigned or transferred to BioAtla hereunder.

7.2 BeiGene Indemnity. BeiGene hereby agrees to indemnify, defend and hold BioAtla, its Affiliates and sublicensees, and their respective employees, directors, agents and consultants, and their respective successors, heirs and assigns and representatives (“BioAtla Indemnitees”) harmless from and against all Losses arising from any Third Party claim due to (i) the Development, transfer, importation or exportation, Manufacture, labeling, handling or storage, or use of, or exposure to, any Candidates or Products by or for BeiGene or any of its Affiliates, Licensees, subcontractors, agents and consultants (but excluding BioAtla and its Affiliates), in each case occurring before the Amendment Effective Date; or (ii) any breach of any obligation, representation or warranty of BeiGene hereunder, except, in each case, to the extent that such Losses arise from (a) infringement or misappropriation of patent or other intellectual property rights or know-how by any BioAtla Indemnitees, (b) the gross negligence, recklessness or willful misconduct of any BioAtla Indemnitees, or (c) any breach of any obligation, representation or warranty of BioAtla hereunder.

7.3 Indemnification Procedure. A claim to which indemnification applies under Section 7.1 or Section 7.2 will be referred to herein as a “Claim”. If any Person (each, an “Indemnitee”) intends to claim indemnification under this Section 7, the Indemnitee will notify the other Party (the “Indemnitor”) in writing promptly upon becoming aware of any claim that may be a Claim (it being understood and agreed, however, that the failure by an Indemnitee to give such notice will not relieve the Indemnitor of its indemnification obligation under this Amendment except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice). The Indemnitor will have the right to assume and control the defense and settlement of such Claim at its own expense with counsel selected by the Indemnitor; provided that (i) the Indemnitor shall not enter into any settlement that requires the Indemnitee to admit fault or wrongdoing without the Indemnitee’s consent and (ii) the Indemnitor expressly agrees in writing that as between the Indemnitor and the Indemnitee, the Indemnitor will be solely obligated to satisfy and discharge the Claim in full and is able to reasonably demonstrate that it has sufficient financial resources (the matters described in (i) and (ii), the “Litigation Conditions”). The Indemnitee, at its own expense, will have the right to retain its own counsel to join, but not control, the defense of any Claim that has been assumed by the Indemnitor. If the Indemnitor does not assume the defense of such Claim as aforesaid, the Indemnitee may defend such Claim but will have no obligation to do so. The Indemnitee will not settle or compromise any Claim assumed by the Indemnitor without the prior written consent of the Indemnitor. The Indemnitee will reasonably cooperate with the Indemnitor at the Indemnitor’s expense and will make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information will be subject to Section 7.

8. MISCELLANEOUS.

8.1 Counterparts. The Parties hereby confirm and agree that, except as amended hereby (including Section 2.1 above), the Collaboration Agreement remains in full force and effect and is a binding obligation of the Parties hereto. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

* * *

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed by its duly authorized representative as of the day and year first above written.

BEIGENE, LTD.

By:

/s/ Angus Grant
Name: Angus Grant Title: Senior Vice President and Chief Business Executive

BEIGENE SWITZERLAND GMBH

By:

/s/ Scott Samuels
Name: Scott Samuels Title: Managing Director

BIOATLA, INC.

By:

/s/ Scott A Smith
Name: Scott A Smith Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO GLOBAL CO-DEVELOPMENT AND COLLABORATION AGREEMENT